UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 19, 2004

The Allstate Corporation

(Exact name of registrant as specified in charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

2775 Sanders Road, Northbrook, Illinois		60062
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (847) 402-5000

Item 7.             Financial Statements and Exhibits

(c)                                  Exhibits

99                                    Registrant’s press release dated July 19, 2004

Item 12.  Results of Operations and Financial Condition

On July 19, 2004, the registrant issued a press release announcing its financial results for the second quarter of 2004.  A copy of the press release is furnished as Exhibit 99 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ALLSTATE CORPORATION
(registrant)

	By	/s/ Samuel H. Pilch

Name: Samuel H. Pilch
Title: Controller

July 19, 2004

EXHIBIT INDEX

Exhibit Number	Description

99	Registrant’s press release dated July 19, 2004